FEDERATED SHORT-TERM INCOME FUND
(A PORTFOLIO OF FEDERATED INCOME SECURITIES TRUST)

Institutional Service Shares

SUPPLEMENT TO PROSPECTUS DATED JUNE 30, 1995
Please insert the following as a new section immediately following the sub-section entitled "By Mail" on page 19:
     "EXCHANGE PRIVILEGE
     Financial institutions that maintain master accounts with an aggregate investment of at least $400 million in certain funds which are advised or distributed by affiliates of Federated Investors may exchange their Shares for Institutional Shares of the Trust."

                                                                 January 8, 1996










   FEDERATED SECURITIES CORP.

   Distributor                     PE
   A subsidiary of FEDERATED
   INVESTORS
   Federated Investors Tower
   PITTSBURGH, PA  15222-3779
   Cusip 31420C308